FITLIFE BRANDS

Investor Presentation | December 2013

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this presentation. Such factors may include, but are not limited to: the ability of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for health conscious consumers

#1 vendor in GNC franchise system

Less than 20% penetration into total GNC door count

Scalable Brand-Centric Growth Model

Successful track record of launching and building new brands

Profitable business model with a simple capital structure and compelling valuation

- Core Revenue: 39% CAGR from 2010 – 2012
- Anticipate double digit CAGR over next 3 to 5 years

FITLIFE BRANDS

Our Products

Revenue by Category



Sports Nutrition – 69%
Pre-, Intra- and Post-Workouts

Support for: Energy, Strength, Endurance, Mass, Performance, Recovery

Weight Loss – 28%

Support for: Thermogenic Energy, Metabolism, Toning, Appetite Control, Focus/Alertness, Diuretics, Mood, Carbohydrate/Fat Blockers, Meal Replacement

General Health – 3%

Support for: Antioxidants, Inflammation/ Joints, Vitality, Daily Health

FITLIFE BRANDS

Large Market Opportunity

Nutritional Supplement market was greater than $30B in 2011 and expected to grow at a compound annual growth rate of 6% through 2020

Sports Nutrition market segment accounted for 12% of the total market and is expected to grow at a compound annual rate of greater than 9%

- Sports nutrition represents 69% of our current revenue mix
- Sports Nutrition is forecast to be fastest growing category in the overall industry

FITLIFE BRANDS

Our Brands

NDS

Innovative Weight Loss, General Health and Sports Nutrition Supplements

PMD

Precision Formulations for Professional Muscular Development

SirenLabs

Performance Enhancing Supplements for Fitness Enthusiasts

CoreActive

Essential Support for Accelerated Fitness and Nutritional Goals

Brand Top Sellers


Tonalin
BODY TONER
CERSON

CLA/Omega 3-6-9 body toning supplement to help target and tone the inches.


FLEX
STACK

24-hour natural testosterone stack for daytime and nighttime support.


SirenLabs
SLIMIFY

Low stimulant metabolism booster with clinically studied amounts of key thermogenic & diet ingredients.


CORE ACTIVE
G Speed
ACCELERATED PRE-WORKOUT ENERGY
WATERMELON

Concentrated pre-workout for accelerating workout performances and results.

FITLIFE BRANDS

Competitive Advantages

Focus on Innovation

- 8 to 10 new products every 6 months
- 25% of annual revenue from new products
- Extend and refresh existing product lines

Scalable Brand-Centric Growth Model

- Successful track record of launching and building new brands

Strong Brand Equity

- Customer loyalty
- Multiple products are consistent top sellers

New Products

2013 – 29
8 products reformulated
4 new flavors
7 new products were for Siren Labs.

2012 – 18
8 products reformulated
2 new flavors

2011 – 15
7 new flavors
2 Core Active products
1 reformulation

Truth-in-Labeling


INSANE TESTOSTERONE BOOST
PMD
TEST600
ANABOLIC TRIGGER
Lean Muscle Mass
Strength and Hardness
Increased Libido
FOR SERIOUS ATHLETES ONLY

Use of efficacious amounts of clinically studied ingredients listed directly on the packaging

Supplement Facts

Serving Size 3 liquid T-gels
Servings Per Container 30

	Amount Per Serving	% Daily Value
Anabolic Blend:	1,305 mg	**
Testofen® (standardized for 50% Fenuside™)	600 mg	**
Trigger T Blend: Tribulus (40% Saponins), Hesperidin, Transresveratrol (leaf)	700 mg	**
BioPerine®	5 mg	**

** Daily Value not established

Ingredients: Glycerol, Water, HPMC (Hypromellose)

Testofen® and **Fenuside™** are trademarks of Gencor Nutrients, Inc. **BioPerine®** is a Registered Trademark and a Patented Product of Sabinsa Corporation.

FITLIFE BRANDS

GNC Distribution Footprint

GNC Holdings	Current Penetration by Segment for FitLife Brands, Inc.
Domestic Franchise 984 US Stores	**Domestic Franchise** 800+ US Stores 80%+ Penetration 300+ Customers
International Franchise 1,955 Stores 50+ Countries	**International Franchise** 250 Stores 13% Penetration 10 Customers
Corporate Owned 3,129 US Stores 170 Canadian Stores	**Corporate Owned** 0 US Stores 0% Penetration

FITLIFE BRANDS

Brand Strategy and Development

Pioneered the creation of "Franchise Exclusive" brands, which continues to drive revenue growth both domestically and internationally

NDS, PMD and SirenLabs will remain franchise exclusive brands

Collaborative approach; dominant vendor in the franchise system in terms of sales volume and product movement

- Multiple products are consistent top sellers

Ideally positioned to build on historical success through both the expansion of our international footprint and launch new product line into corporate stores

Brand Strategy and Development

Now	**GNC Domestic Franchise** Continued innovation and product line extensions	
	GNC International Franchise Drive door count expansion	
	Gyms and Other Facilities Expand footprint and focus, pursue potential national account opportunities	
Next	**GNC Corporate** 3,000+ additional stores in US and Canada, anticipate launch of new brand in late 2014	
Beyond	Additional brands for incremental channel opportunities	

Snapshot

Founded: **2006**	Ticker: **FTLF (OTCBB)**
Headquarters: **Omaha, NE**	Recent Price: **$2.00**
Employees: **14**	Shares Out: **8.1MM**
Revenue: **$19.4MM**	FD S/O: **8.6MM**
Earnings: **$1.5MM**	Market Capitalization: **$16.2MM**
Cash Flow: **$2.2MM**	Enterprise Value: **$15.3MM**
Long-Term Debt: **$2.6MM**	EV/Revenue: **0.8x**
Cash: **$3.4MM**	Price/Earnings: **10.8x**

FITLIFE BRANDS

Company History

August 2009

John Wilson Named CEO

June 2012

First International Order

July 2013

Launched SirenLabs®

September 2013

Name change to FitLife Brands, Inc.


39% Annual Growth 2010–2012
19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
2009
2010
2011
2012
Net Income (Loss)
2,000
-
(2,000)
(4,000)
(6,000)
(8,000)
(10,000)
(12,000)
2009
2010
2011
2012

FITLIFE BRANDS

Revenue Trends

Revenue – 39% annual growth 2010 – 2012 excluding non-recurring*
- 14 quarters of year-over-year growth through 3Q 2013*
- 3Q 2013 Revenue – 18% increase excluding non-recurring*
- Nine months 2013 revenue – 27% increase excluding non-recurring*



6,500,000
5,500,000
4,500,000
3,500,000
2,500,000
1,500,000
Revenue
non-recurring revenue
1Q 2010
1Q 2011
1Q 2012
1Q 2013
2Q 2010
2Q 2011
2Q 2012
2Q 2013
3Q 2010
3Q 2011
3Q 2012
3Q 2013
4Q 2010
4Q 2011
4Q 2012

* Voluntary formula change in 2012, created additional revenue that is deemed non-recurring in nature

FITLIFE BRANDS

Target Operating Results

	3 -5 Year Targets	3Q 2012	3Q 2013
Gross Margin	33% to 37%	35.6%	35.8%
Operating Expenses	23% to 28%	25.4%	25.9%
Net Margin	8% to 10%	10.2%	9.9%

FITLIFE BRANDS

Gross Margin

Gross Margin – Target 33% to 37%
- 3Q 2013 – 35.8%
- Consistently within or above targeted range


40%
35%
30%
25%
20%
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012

FITLIFE BRANDS

Net Margin

Net Margin – Target 8% to 10%

- 3Q 2013 – 9.9%
- Consistently within or above targeted range


18%
13%
8%
3%
-2%
-7%
-12%
-17%
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012*
1Q 2013
2Q 2013
3Q 2013

* 4Q 2012 includes approximately $700 tax benefit. Excluding the tax benefit, net margin was (3%)

FITLIFE BRANDS

Balance Sheet

	Dec. 2012 (in 000's)	Sept. 2013 (in 000's)	Details
Adjusted Cash*	$937	$3,428	
Accounts Receivable	$969	$1,526	
DSOs	26	28	Target 30 days
Inventory	$3,685	$2,494	
Turns	4.4x	7.8x	Target 4 to 6 turns
Debt	-	$2,555	

* September 2013 cash balance reduced by $2.6 million for redemption of preferred stock made subsequent to the end of the September quarter.

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative and proprietary nutritional supplements for health conscious consumers

#1 vendor in GNC franchise system

Less than 20% penetration into total GNC door count

Scalable Brand-Centric Growth Model

Successful track record of launching and building new brands

Profitable business model with a simple capital structure and compelling valuation

- Core Revenue: 39% CAGR from 2010 – 2012
- Anticipate double digit CAGR over next 3 to 5 years

FITLIFE BRANDS

Contact Information

FitLife Brands, Inc.
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.FitLifeBrands.com

Investor Relations:
Dave Mossberg
(817) 310-0051